                                                                   Exhibit 10.36

                            [FIELDWORKS LETTERHEAD]

                                  OEM AGREEMENT


     This non-exclusive OEM Agreement ("Agreement") is made as of the date of execution by FieldWorks, as recorded on Page 6, ("Execution Date") by and between


                  Company Name:

                       Address:

         City, State, Zip Code:

                         Voice:                                FAX:

("OEM"), and FieldWorks, Incorporated, located at 7631 Anagram Drive, Eden Prairie, MN 55344-7310 ("FieldWorks").

     OEM desires to sell certain products manufactured and sold by FieldWorks and FieldWorks desires to have OEM act as its non-exclusive OEM in the sale of such products. In consideration of these promises and the covenants contained in this Agreement, the parties agree as follows.

     1. Appointment of OEM

          1.1 FieldWorks hereby appoints OEM as a non-exclusive OEM for FieldWorks' products set forth on Exhibit A (the "Products") as FieldWorks may amend from time to time upon notice to OEM. OEM shall be entitled to sell the Products only in the territory and/or markets defined in Exhibit B.

          1.2 OEM agrees to use its best efforts to promote, sell, support and maintain the Products as provided in this Agreement and agrees to abide by all reasonable rules and regulations FieldWorks establishes for its OEM from time to time. OEM shall sell the Products only as bundled with additional application software or system hardware.

     2. Ordering, Delivery, Prices and Payments

          2.1 OEM shall purchase such number of Products to meet the annual minimum quota set forth in Exhibit C. The failure to meet such annual minimum quota shall be a material breach of this Agreement.

          2.2 OEM shall purchase the Products on the annual ship schedule set forth as Exhibit C. Any change to the annual ship schedule shall be subject to the prior written approval of FieldWorks. OEM shall be entitled to use its standard form of purchase order for such orders; however, any terms in addition or contrary to the terms of this Agreement shall not apply. All orders shall be in minimum lot sizes of five (5) units.

          2.3 The prices to be paid by OEM for Products purchased under this Agreement shall be the prices established by FieldWorks defined in Exhibit
     D. The prices are to be determined by the annual minimum quota outlined in Exhibit C. FieldWorks may increase prices at any time by providing OEM with at least (30) days prior written notice.

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                                  OEM AGREEMENT

          2.4 All deliveries of Products shall be FOB FieldWorks' facilities by a carrier of FieldWorks' choice, unless otherwise agreed in writing by FieldWorks and OEM. Title to the Products and risk of loss shall pass to OEM upon delivery to such carrier. FieldWorks shall not be responsible for any delay in shipping the Products.

     3. Marketing and Business Obligations

          3.1 OEM shall provide all after sales support for its customers for any Products or repairs that are not covered by FieldWorks' warranty. OEM shall maintain a sufficient staff trained to support and maintain the Products.

          3.2 OEM shall communicate regularly with FieldWorks regarding its sales and marketing activities relating to the Products, including providing, on a monthly basis or as requested by FieldWorks, inventory and sales status, and the name, address, and phone number of all sales to customers along with the corresponding serial number, model number and date of unit purchase. OEM shall assist FieldWorks in tracing and locating Products upon request. To facilitate communications, OEM shall maintain at its facilities an industry-standard facsimile unit.

          3.3 OEM shall perform its obligations under this Agreement in compliance with all applicable laws. OEM shall not conduct sales or marketing activity outside the territory/market defined in Exhibit B and nor make any representation or warranty relating to any Product or to FieldWorks, except as authorized by FieldWorks. OEM shall not export the Products (or knowingly permit any third party to do so) outside of the United States without the prior written consent of FieldWorks.

          3.4 Except as permitted in Section 1.2, OEM shall not modify the Products in any manner and shall maintain Products in its inventory in a clean, safe and professional condition. OEM shall not reverse engineer, decompile or disassemble the Products and shall not knowingly allow any other person to do so.

          3.5 OEM agrees to, and hereby does, indemnify FieldWorks, its officers, directors, employees and agents against and hold each of them harmless from any and all claims, causes of action, damages, liabilities, costs and expenses (including attorneys fees) arising from any breach by OEM of any provision of this Agreement.

          3.6 FieldWorks may from time to time review OEM's performance under this Agreement. Upon request by FieldWorks, OEM shall provide FieldWorks with relevant records and/or access to OEM's facility (during normal business hours) to perform such review.

     4. Warranty

          4.1 FieldWorks warrants the Products to OEM and its customer for a period of one (1) year from the date of shipment to OEM pursuant to the terms of FieldWorks' then current standard product warranty. In order for the warranty to transfer to the customer, OEM must provide to FieldWorks the customer identification information identified in Section 3.2.

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                                  OEM AGREEMENT

          4.2 The warranty set forth in Section 4.1 is intended for the benefit of OEM and OEM's customers. All claims made hereunder shall be made by OEM or by OEM's customer through OEM.

          4.3 THE WARRANTY SET FORTH IN SECTION 4.1 AND IN FIELDWORKS' STANDARD WARRANTY ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY FIELDWORKS, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ALL OBLIGATIONS OR LIABILITIES ON THE PART OF FIELDWORKS FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DISTRIBUTION, USE, REPAIR OR PERFORMANCE OF THE PRODUCTS.

     5. Trademarks

          5.1 FieldWorks grants to OEM a non-exclusive, nontransferable, royalty-free license to use FieldWorks' trademarks and trade names solely in connection with the distribution, promotion, advertising and maintenance of the Products and in accordance with FieldWorks' standards and instructions. OEM shall not use any other marks or trade names in connection with the marketing and distribution of the Products without the prior written consent of FieldWorks. All use of FieldWorks' trademarks and tradenames shall be subject to FieldWorks' prior written approval and FieldWorks may, from time to time, inspect and monitor OEM's use of the FieldWorks trademarks.

          5.2 OEM is not granted any right, title or interest in such trademarks other than the foregoing limited license, and OEM shall not use any FieldWorks trademarks as part of OEM's corporate or trade name or permit any third party to do so. OEM shall not register FieldWorks' trademarks or trade names without FieldWorks' prior written authorization, nor adopt, use or register any words, phrases or symbols which are identical to or confusingly similar to any of FieldWorks' trademarks. Upon termination or expiration of this Agreement, OEM shall cease and desist from use of FieldWorks' trademarks and trade names in any manner.

          5.3 OEM shall not remove or alter any patent numbers, trade names, trade marks, notices, serial numbers, labels, tags, copyright notices or other identifying marks, symbols or legends affixed to any Products, documentation, containers or packages, without the prior written consent of FieldWorks.

          5.4 OEM shall promptly notify FieldWorks in writing of any unauthorized use of FieldWorks' trademarks or similar marks which may constitute an infringement or passing off of FieldWorks' trademarks and shall cooperate with FieldWorks in any legal action taken by FieldWorks. FieldWorks reserves the right in its sole discretion to institute any proceedings against such third party infringers.

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                                  OEM AGREEMENT

     6. Term and Termination

          6.1 Unless earlier terminated as provided in this Agreement, this Agreement shall commence as of the Execution Date and shall terminate one
     (1) year thereafter. This agreement may be renewed for additional one (1) year terms upon written agreement of the parties which agreement must include mutual agreement as to the annual minimum sales quota and the ship forecast for such renewal term. If the parties fail to agree in writing upon a renewal of this Agreement prior to the expiration of this Agreement, this Agreement shall automatically expire and terminate without further notice to either party.

          6.2 Either party can terminate this Agreement, with or without cause, on a thirty (30) days' prior written notice to the other party.

          6.3 Within thirty (30) days of the termination of this Agreement, OEM shall provide to FieldWorks:

          o A list of all OEM's customers and the destination of all Products sold, and

          o Complete information regarding any negotiations ongoing for the sale of Products, and

          o A list of all OEM's customers whose units are still under warranty.

          6.4 Upon termination or expiration of this Agreement, unless FieldWorks terminates for OEM's material breach, OEM shall have the right to distribute its then existing inventory of Products during the three (3) month period following such termination or expiration, and OEM shall thereafter cease selling, leasing or distributing the Products. If this Agreement is terminated for OEM's material breach, OEM shall cease selling, leasing or distributing the Products as of the effective date of such termination. Sections 3.3, 4 and 7 shall survive any termination or expiration of this Agreement.

     7. Confidentiality

          7.1 OEM agrees that in the course of business dealings with FieldWorks, certain valuable, proprietary and confidential information of FieldWorks is likely to become known to OEM, including, without limitation, such information as equipment and software design information, documentation, prospect and customer lists, key employee names, pricing, discount, and commission structures, production volumes, and similar information (hereinafter "proprietary information"). OEM agrees that the proprietary information is the sole and exclusive property of FieldWorks and shall be treated as confidential. OEM shall not disclose the proprietary information in any manner to any third party without the prior written approval of FieldWorks and shall take reasonable measures to prevent any unauthorized disclosure by its employees, agents, contractors or consultants during the term hereof including appropriate individual nondisclosure agreements. OEM may use the proprietary information during the term of this Agreement only as permitted or required for OEM's performance hereunder.

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                                  OEM AGREEMENT

          7.2 The obligations set forth in Section 7.1 shall not apply to any information which is or becomes known to the general public, or which OEM can prove by written records was known to OEM at the time of its receipt thereof from FieldWorks, or which has been rightfully obtained by OEM from a third party. The provisions of this Section 7, shall survive any termination or expiration of this Agreement.

     8. General

          8.1 This Agreement, including the Exhibits hereto which are incorporated herein by reference, constitute the entire Agreement between the parties and supersedes all prior and contemporaneous Agreements, understandings, negations and discussions, whether written or oral.

          8.2 Any dispute between the parties arising out of or in connection with this Agreement, if not resolved by mutual agreement between the parties, shall be settled by binding arbitration under the rules of the American Arbitration Association. In the event of any such dispute or difference, either party may give to the other party written notice that the matter shall be settled by arbitration. Such arbitration shall be conducted in Hennepin County, Minnesota, USA. An award by arbitration may be entered as final judgment in any court having jurisdiction in the matter or application may be made to such a court for acceptance of the award and for an order of compliance.

          8.3 This Agreement shall be governed by and interpreted under the laws of the State of Minnesota, USA, excluding its choice of law rules.

          8.4 OEM shall pay all expenses incidental to the performance of its duties hereunder, including payroll taxes, salaries, wages or commissions for employees, transportation and travel expenses and the expense of maintaining such office as OEM shall deem desirable.

          8.5 All modifications, amendments, and/or waivers to this Agreement, less exhibits, shall be in writing and signed by both parties. No failure by either party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.

          8.6 In no event shall FieldWorks be liable to OEM, any of OEM's customers or any other party for loss of profits, indirect, special, consequential or incidental damages arising out of this Agreement, even if FieldWorks shall have been advised of the possibility of such potential loss or damage by OEM or OEM's customers. In no event shall FieldWorks be liable for any damages in excess of the aggregate amounts actually paid by OEM to FieldWorks under this Agreement.

          8.7 OEM may not assign, delegate or transfer any of its rights or obligations under this Agreement, without the prior written consent of FieldWorks. Any attempted assignment, delegation or transfer by OEM without such consent shall be void.

          8.8 If any provision of this Agreement is found invalid or unenforceable, such provision shall be deemed stricken from the Agreement and the remainder of the Agreement shall continue in full force and effect.

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                                  OEM AGREEMENT

          8.9 This Agreement does not make either party the employee, agent or legal representative of the other for any purpose whatsoever. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party. Each party is acting as an independent contractor.

          8.10 Notices permitted or required to be given hereunder shall be deemed sufficient if given by (a) registered or certified mail, postage prepaid, return receipt requested, (b) private courier service, or (c) facsimile addressed to the respective addresses of the parties as first above written or at such other addresses as the respective parties may designate by like notice from time to time. Notices so given shall be effective upon (1) receipt by the party to which notice is given, or (2) on the fifth (5th) day following mailing, whichever occurs first.

          8.11 If the performance of this Agreement or any obligation hereunder (other than the payment of moneys due owing hereunder) is prevented, restricted or interfered with by reason of any event or condition beyond the reasonable control of such party (including without limitation acts of State or governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy or other supplies, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion,), the party so affected shall be excused from such performance, only for so long as and to the extent that such a force prevents, restricts or interferes with the party's performance and provided that the party affected gives notice thereof to the other party and uses diligent efforts to remedy such event or conditions.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives below.



                 FIELDWORKS INCORPORATED
      ------------------------------------------------             -------------------------------------------------
                                                                                  (OEM Company Name)

      ------------------------------------------------             -------------------------------------------------
         (signature of Authorized Representative)                      (signature of Authorized Representative)

      ------------------------------------------------             -------------------------------------------------
          (print Authorized Representative name)                        (print Authorized Representative name)

      ------------------------------------------------             -------------------------------------------------
                          (title)                                                      (title)

      ------------------------------------------------             -------------------------------------------------
                     (Execution Date)                                                   (date)


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                                 OEM AGREEEMENT

                                    EXHIBIT A
                                  THE PRODUCTS


The products to be sold by OEM include:

                                  OEM AGREEMENT

                                    EXHIBIT B
                           TERRITORY/MARKET BOUNDARIES

The Products described in Exhibit A may only be sold and shipped by OEM to the following geographic territory and markets:

Inclusions:

The Territory includes:


The Market Segment includes:


Exclusions:

                                 OEM AGREEMENT

                                    EXHIBIT C
                               ONE YEAR SHIP QUOTA

     For the twelve (12) month period following the Execution Date, the total Units bought by OEM from FieldWorks, Inc. is

                                                               UNITS
                                       -----------------------

and assigned as minimum sales quota for the period.


Ship schedule for the period is as follows:

----------- --------- --------- -------- --------- --------- --------- -------- --------- --------- --------- --------
   Jan        Feb       Mar      April     May       June      July      Aug      Sept      Oct       Nov       Dec
----------- --------- --------- -------- --------- --------- --------- -------- --------- --------- --------- --------

----------- --------- --------- -------- --------- --------- --------- -------- --------- --------- --------- --------

OEM may, with FieldWorks written approval, make changes to the above ship schedule provided the total unit commitment for the period is met.

                                 OEM AGREEMENT

                                    EXHIBIT D
                                 PRICE SCHEDULE

Pricing for the Products listed in Exhibit A is as follows:



Maintenance Contracts:

                                 OEM AGREEMENT

                                    EXHIBIT E
                    Modifications, Amendments, and/or Waivers

The modifications, amendments, and/or waivers, as delineated below, shall apply to this Agreement:

     (Reference Section numbers (e.g., "Section 1.2", "Section 2.1 (last sentence)", Section 2.3 (3rd sentence, etc.), and describe changes in terms of "Add:", "Replace:", "Delete:", "Change to read:", "Add at the end of Section:", etc.).